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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): November 1, 2005
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



           Pennsylvania               1-11152            23-1882087
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(State or other jurisdiction of     (Commission       (IRS Employer
           incorporation)           File Number)      Identification No.)




781 Third Avenue, King of Prussia, Pennsylvania               19406-1409
     (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

(a) On November 1, 2005, a Severance Agreement and General Release entered into between InterDigital Communications Corporation (the Company) and Alain C. Briancon (Severance Agreement) became effective. Prior to the termination of his employment on October 24, 2005, Dr. Briancon had been the Company's Chief Technology Officer, and was employed pursuant to a written Employment Agreement previously filed with the Securities and Exchange Commission (Employment Agreement). The Severance Agreement provides benefits to Dr. Briancon in a manner generally consistent with a termination without cause under his Employment Agreement.

     Pursuant to the terms of the Severance Agreement, Dr. Briancon will receive:

o Continuation of base salary and COBRA group health insurance premiums each for a period of 12 months, less applicable withholding taxes.

o A pro-rata portion of the 2005 annual bonus to be calculated and paid under the terms of the Company's Annual Employee Bonus Plan.

o A pro-rata portion of the Restricted Stock Unit (RSU) awards granted to Dr. Briancon under the two Long-Term Compensation Program (LTCP) cycles currently in effect. Such pro-rated awards are to be calculated under the terms of the LTCP with vesting on January 1, 2006.

o A pro-rata portion of any cash award to be made under the first cycle of LTCP.

o    Outplacement services for a period of six (6) months.

     Certain of the rights, duties, and obligations of Dr. Briancon under his Employment Agreement are incorporated into the Severance Agreement and survive his termination of employment, including a covenant not to compete. In addition, the Severance Agreement provides for a general release to the Company by Dr. Briancon.

         The foregoing description of the Severance Agreement is a summary of the material terms.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL COMMUNICATIONS CORPORATION


                             By: /s/ R.J. Fagan
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                                 Richard J. Fagan
                                 Chief Financial Officer



Dated:  November 2, 2005